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                                    INDENTURE dated as of January 15, 1998,
                           between AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), and BankBoston, N.A., as Agent (the "Agent").

          The Company has duly authorized the execution and delivery of this Indenture to provide for the creation of an issue of 15% Senior Subordinated Notes Due 2001 (the "Series A Securities") and its 15% Convertible Subordinated Notes Due 2001 (the "Series B Securities" and together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE 1.

                   Definitions and Incorporation by Reference

          SECTION 1.1 Definitions.

          "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) used or useful in a Related Business, (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary, (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in clause (ii) or (iii) above is primarily engaged in a Related Business or (iv) the Capital Stock or Indebtedness of a Strategic Alliance Client.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 51% or more of the voting securities of a Person shall be deemed to be control.

          "Agent" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of assets (of any kind, nature, or description) by the Company or any Subsidiary, including any disposition by means of a



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merger, consolidation or similar transaction.

          "Associate" of any Person, means (1) any corporation or organization (other than the Company or a Subsidiary of the Company) of which such Person is an officer, employee or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Company or any of its Affiliates.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means, (i) in the case of a corporation, corporate stock, (ii) in the case of an association, trust or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person, other than any of the Principals, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, or (iii) the acquisition by any Person, together with any Affiliates or Associates, other than any of the Principals, of a direct or indirect interest in more than 51% of the voting power of the voting stock of the Company, by way of merger or consolidation or otherwise.


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          "Class B Indebtedness" mean non-recourse indebtedness of the Company's securitization subsidiaries secured by and payable from Class B Certificates.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 8.11, shares issuable on conversion of Series B Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument (or, at the option of the Holder, non-voting Common Stock) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

          "Consolidated Leverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of all Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis, excluding Excluded Debt, to
(ii) the Consolidated Net Worth of the Company.

          "Consolidated Net Income" means, for any period, the Net Income of the Company and its consolidated Subsidiaries.

          "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company for which financial statements are available, as
(i) the par or stated value of all outstanding Capital Stock of the Company plus
(ii) paid-in capital or capital surplus relating to such Capital Stock plus
(iii) any retained earnings or earned surplus.

          "Consolidated Restricted Subsidiary" means a Restricted Subsidiary (i) 80% of the Capital Stock and 80% of the Voting Stock of which is owned by the Company or one or more Consolidated Restricted Subsidiaries and (ii) which is treated as a consolidated subsidiary for the purpose of the Company's U.S. Federal income tax reporting.

          "Cumulative Repossession Ratio" means as of any date of determination, the cumulative static pool repossession percentage determined by a fraction (i) the


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numerator of which is equal to the aggregate unpaid principal balance of all
Receivables which have been repossessed from the related cut-off date through the end of the most recent calendar month and (ii) the denominator of which is the unpaid principal balance of all Receivables as of such cut-off date.

          "Current Market Price" shall have the meaning specified in Section 8.04(6).

          "Currency Agreement" means in respect of a Person any foreign exchange contract, currency option, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "EBITDA to Interest Expense" means, for any period, the ratio of the Company's Consolidated Net Income (as increased by interest expense, provision for taxes, depreciation and amortization to the extent included in determining net income) to the interest expense for such period.

          "Excess Spread" means, over the life of a "pool" of Receivables that have been sold by a Person to a trust or other Person in a securitization or sale, the rights retained by such Person or its Restricted Subsidiaries at or subsequent to the closing of such securitization or sale to receive cash flows attributable to such "pool."

          "Excess Spread Receivables" of a Person means the contractual or certificated right to Excess Spread capitalized on such Person's consolidated balance sheet (the amount of which shall be the present value of the Excess Spread, calculated in accordance with GAAP).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Excluded Debt" means Indebtedness of the Company which is:

          (1) Permitted Warehouse Indebtedness;

          (2) Indebtedness owed to and held by the Company or a Consolidated Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Consolidated Restricted Subsidiary ceasing to be a Consolidated Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Consolidated Restricted Subsidiary) shall be deemed, in each case, to constitute the incurrence of such Indebtedness by the Company;

          (3) Hedging Obligations with respect to warehouse or repurchase facilities;

          (4) Class B Indebtedness to the extent constituting Non-Recourse


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Debt; and

          (5) Non-Recourse Debt.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, as set forth (i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) in the statements and pronouncements of the Financial Accounting Standards Board and (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and expense accruals arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) accrued net liabilities under Hedging Obligations; (vi) Warehouse Indebtedness; (vii) in connection with each sale by such Person of any Receivables, the maximum aggregate contractual claim (if any) that the purchaser thereof could have against such Person if the amounts anticipated at the time of such sale to be received by such purchaser in connection with such Receivables are not received by such purchaser; (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; and (ix) all obligations of the type referred to in clauses (i) through (viii) of other Persons secured by any Lien on any property or asset of


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such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date. Notwithstanding the foregoing, any securities issued in a securitization by a special purpose corporation (including a Subsidiary) or similar entity formed by or on behalf of a Person and to which Receivables or Excess Spread Receivables have been sold or otherwise transferred by or on behalf of such Person or its Subsidiaries shall not be treated as Indebtedness of such Person or its Subsidiaries under this Indenture, regardless of whether such securities are treated as indebtedness for tax purposes.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Initial Purchaser" means BancBoston Investments, Inc., a Massachusetts corporation.

          "interest," when used with respect to any Security, means the amount of all interest accruing on such Security.

          "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, repurchase agreement, futures contract or other financial agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates.

          "Investment" in any Person means any direct or indirect advance, loan (other than advances to (a) officers, directors or employees made in the ordinary course of business for commissions, travel or similar activities, or
(b) customers in the ordinary course of business that are recorded as trade accounts on the balance sheet of the lender) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and Section 3.05, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as


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determined in good faith by the Board of Directors.

          "Issue Date" means the date on which the Securities are originally issued.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provisions for taxes on such gain, realized in connection with (a) the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries or (b) currency exchange transactions not in the ordinary course of business and (ii) any extraordinary gain (but not loss), together with any related provisions for taxes on such extraordinary gain.

          "Non-Recourse Debt" means indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against and Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes being offered hereby) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries other than the assets pledged to secure such Indebtedness.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officer" means the Chairman of the Board, the Vice Chairman, the President, the Chief Financial Officer, or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers.

          "Opinion of Counsel" means a written opinion from legal counsel who is


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acceptable to the Agent. The counsel may be an employee of or counsel to the
Company or the Agent.

          "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in (i) a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business; (ii) a Strategic Alliance Client to the extent such Investment consists of options, warrants or other securities that are convertible or exchangeable for equity securities of such Strategic Alliance Client and is received by the Company or a Restricted Subsidiary without the payment of any consideration other than the concurrent provision by the Company or such Restricted Subsidiary to such Strategic Alliance Client of origination, servicing, financing or asset securitization expertise; (iii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business; (iv) Temporary Cash Investments; (v) receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (vi) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary and not exceeding $1 million on the aggregate; (viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments; (ix) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 3.07; (x) Receivables; (xi) a Strategic Alliance Client to the extent such Investment consists of (A) Indebtedness of such Strategic Alliance Client that is secured by Receivables owned by such Strategic Alliance Client in an aggregate principal amount at any time outstanding not to exceed 100% of the aggregate market value of such Receivables; provided, however, that such Receivables are eligible to be characterized under GAAP as held for sale on the balance sheet of such Strategic Alliance Client and such Indebtedness has not been outstanding in excess of 364 days; and (B) Indebtedness of such Strategic Alliance Client that is secured by Excess Spread Receivables owned by such Strategic Alliance Client; provided, however, that such Excess Spread Receivables are attributed solely to one or more "pools" of Receivables that were securitized in one or more transactions in which the Company or its Restricted Subsidiaries either acted as underwriters or placement agent or provided all or a portion of the financing for such "pool" prior to such securitization; and (xii) Excess Spread Receivables; provided, however, that such Excess Spread Receivables represent interests in one or more "pools" of Receivables that were securitized in one or more transactions in which the Company or its Restricted Subsidiaries acted as sponsor, underwriter or placement agent or provided all or a portion of the financing for such "pool" prior to such securitization.

          "Permitted Liens" means, with respect to any Person, (a) pledges or deposits by such Person under worker's compensation laws, unemployment insurance


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laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business; (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (c) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings; (d) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness; (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (f) Liens securing Indebtedness incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (but excluding Capital Stock of another Person); (g) Liens on Receivables owned by the Company or a Restricted Subsidiary, as the case may be, to secure Permitted Warehouse Indebtedness or Class B Indebtedness; (h) Liens existing on the Issue Date on Excess Spread Receivables to secure the Company's 18% Convertible Secured Notes;
(i) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; (j) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; (k) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Consolidated Restricted Subsidiary of such Person; (l) Liens securing Hedging Obligations; (m) Liens on cash or other assets securing Warehouse Indebtedness (other than Permitted Warehouse Indebtedness) of the Company or its Restricted Subsidiaries; (n) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (f), (h), (i), or (j); (o) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $2.0 million at any one time outstanding and that (i) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (ii) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary; and (p) Liens granted under this Indenture; provided, however, that (x) such new Lien specified in (n) above shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (y) the


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Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (f), (h), (i) or
(j), as the case may be, at the time the original Lien became a Permitted Lien and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement.

          "Permitted Warehouse Indebtedness" means Warehouse Indebtedness in connection with a Warehouse Facility; provided, however, that any such Indebtedness has not been outstanding in excess of 364 days.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Principals" means each of William O. Winsauer, Adrian Katz and John
S. Winsauer.

          "Purchase Agreement" means the Purchase Agreement dated as of January 30, 1998, between the Company and the Initial Purchaser.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Receivables" means consumer loans, leases and receivables acquired by the Company, any Restricted Subsidiary or a Strategic Alliance Client in the ordinary course of business; provided, however, that for purposes of determining the amount of a Receivable at any time, such amount shall be determined in accordance with GAAP, consistently applied, as of the most recent practicable date.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.


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          "Refinancing Indebtedness" means Indebtedness incurred by the Company or any Restricted Subsidiary that Refinances any Indebtedness of the Company or such Restricted Subsidiary existing on the Issue Date or incurred in compliance with this Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that (a) such Refinancing Indebtedness has an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced, (b) such Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a weighted Average Life equal to or greater than the weighted Average Life of, such Refinancing Indebtedness and (c) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment of the Securities, such Refinancing Indebtedness is subordinated in right of payment to the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

          "Related Business" means any consumer finance business or any consumer financial services business.

          "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than (A) dividends or distributions payable solely in its Capital Stock, (B) dividends or distributions payable solely to the Company or a Restricted Subsidiary, (C) so long as no Event of Default has occurred and is continuing, dividends or distributions on the Company's ___% Series A Cumulative Preferred Stock (subject to the registration statement on Form #S-1 (No. 333-41257), as amended solely to effectuate the issuance thereof) and (D) pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company), (iii) any payments due on Subordinated Obligations, or the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment (other than a Permitted Investment) in any Person.


                                       11



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


          "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning stated in the first recital of this Indenture. "Securities Act" means the Securities Act of 1933.

          "Senior Indebtedness" means the principal, premium, if any, and unpaid interest on (i) any Indebtedness for borrowed money of the Company now outstanding or hereafter incurred or assumed, (ii) all deferrals, renewals, extensions and refundings of any such Indebtedness for borrowed money, (iii) obligations of the Company under foreign exchange contracts, and (iv) reimbursement obligations of the Company under bankers acceptances, letters of credit, and bid, performance and surety bonds; provided, that the following shall not constitute Senior Indebtedness: (a) any Indebtedness for borrowed money as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Indebtedness is subordinate in right of payment to all other indebtedness of the Company, (b) any Indebtedness for borrowed money which by its terms refers explicitly to the Securities issued hereunder and states that such Indebtedness for borrowed money shall not be senior in right of payment thereto, (c) Indebtedness for borrowed money of the Company in respect of the Securities; and
(d) Indebtedness incurred by the Company which results in the occurrence of a Default or Event of Default hereunder.

          "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

          "Stated Maturity" means, with respect to any obligation, the date specified in such security as the fixed date on which the final payment of principal of such obligation is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such obligation at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Strategic Alliance Client" means any Person (other than a Restricted Subsidiary) engaged in a Related Business to which the Company provides, or reasonably expects to provide, origination, servicing, financing or asset securitization expertise.

          "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred) which is pari passu, subordinate or junior in right of payment to the Series A or Series B Securities pursuant to a written agreement to that effect.

          "Subsidiary" means, in respect of any Person, any corporation, association,


                                       12



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


partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

          "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is not an Affiliate of the Company and which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Ratings Group, and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.

          "Uniform Commercial Code" means the Texas Uniform Commercial Code as in effect from time to time.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary, but only so long as such Subsidiary (a) has no Indebtedness other than Non-Recourse Debt, (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time


                                       13



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



from Persons who are not Affiliates of the Company, (c) is a person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (i) to subscribe for additional equity or (ii) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, and (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced by the Company to the Agent by promptly filing with the Agent a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests or membership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Warehouse Facility" means any funding arrangement with a financial institution or other lender or purchaser exclusively to finance the acquisition of Receivables by the Company, a Subsidiary of the Company or a Strategic Alliance Client for the purpose of pooling such Receivables prior to securitization or sale in the ordinary course of business, including purchase and sale facilities pursuant to which the Company or a Subsidiary of the Company sells Receivables or debt of a Strategic Alliance Client secured by Receivables owned or financed by such Strategic Alliance Client to a financial institution and retains a right of first refusal upon the subsequent resale of such Receivables or debt by such financial institution.

          "Warehouse Indebtedness" means advances outstanding to the borrower under a Warehouse Facility.

          "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary) is owned by the Company or one or more Wholly Owned Subsidiaries.

          SECTION 1.2 Other Definitions.

                                                                Defined in
            Term                                                  Section

     "Bankruptcy Law"..............................................5.01
     "Custodian"...................................................5.01


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


     "Event of Default"............................................5.01
     "Legal Holiday"..............................................11.05
     "Registrar"...................................................2.03
     "Successor Company"...........................................4.01

          SECTION 1.3 Rules of Construction. Unless the context otherwise requires:

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (c) "or" is not exclusive;

          (d) "including" means including without limitation;

          (e) words in the singular include the plural and words in the plural include the singular;

          (f) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (g) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP and accretion of principal on such security shall be deemed to be the incurrence of Indebtedness; and

          (h) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.


                                   ARTICLE 2.

                                 The Securities

          SECTION 2.1 Form and Dating. The Series A Securities shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Series B Securities shall be substantially in the form of Exhibit B, which is hereby incorporated in and expressly made a part of this Indenture. In addition, the Series A Securities and Series B Securities may be evidenced by a combined certificate. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the

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


Company and the Agent). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture.

          The Securities are being sold by the Company to the Initial Purchaser pursuant to the Purchase Agreement.

          SECTION 2.2 Execution and Authentication. Any Officer may sign the Securities for the Company by manual signature.

          The aggregate principal amount outstanding at any time may not exceed $6,284,075.40 for the Series A Securities and $1,215,924.60 for the Series B Securities, in each case except as provided in Section 2.07, and except that the combined aggregate principal amount of the Securities may be increased to $10,000,000 pursuant to the Purchase Agreement.

          SECTION 2.3 Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Agent of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Agent shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.07. The Company may act as Paying Agent, Registrar, co-registrar or transfer agent.

          The Company initially will act as Paying Agent and appoints the Agent as Registrar in connection with the Securities.

          SECTION 2.4 Paying Agent. By 11:00 a.m., New York time, on each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Agent) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Agent of any default by the Company in making any such payment. The Paying Agent shall make payments to Holders in immediately available funds when due. The Company at any time may require a Paying Agent to pay all money held by it to the Agent and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money paid to the Agent.

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


          SECTION 2.5 Securityholder Lists. The Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Agent is not the Registrar, the Company shall furnish to the Agent, in writing at least five Business Days before each interest payment date and at such other times as the Agent may request in writing, a list in such form and as of such date as the Agent may reasonably require of the names and addresses of Securityholders.

          SECTION 2.6 Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. Subject to the restrictions on transfer set forth in Section 2.12, when a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of the Uniform Commercial Code are met. To permit registration of transfers and exchanges, the Company shall execute Securities at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities for a period of 15 days before an interest payment date.

          Prior to the due presentation for registration of transfer of any Security, the Company, the Agent, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Agent, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          SECTION 2.7 Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security if the requirements of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Agent. If required by the Agent or the Company, such Holder shall furnish an indemnity agreement sufficient in the reasonable judgment of the Company and the Agent to protect the Company, the Agent, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Agent may charge the Holder for their expenses in replacing a Security.

          SECTION 2.8 Outstanding Securities. Securities outstanding at any time are all Securities executed by the Company except for those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be

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


outstanding unless the Agent and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

          SECTION 2.9 Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company reasonably considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare definitive Securities and deliver them in exchange for temporary Securities.

          SECTION 2.10 Cancellation. The Company at any time may deliver Securities to the Agent for cancellation. The Registrar and the Paying Agent shall forward to the Agent any Securities surrendered to them for registration of transfer, exchange or payment. The Agent and no one else shall cancel and destroy all Securities surrendered for registration of transfer, exchange, replacement in the event of a mutilated security, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Agent to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Agent for cancellation.

          SECTION 2.11 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Agent shall fix or cause to be fixed any such special record date (which shall be no less than 10 days prior to the payment date) and payment date and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid, which notice shall be mailed not less than 10 days prior to such special record date.

          SECTION 2.12 Special Transfer Provisions. No transfer of any Security may be made unless such transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit C hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an accredited investor in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. The Company will require, in order to assure compliance with such laws, that the Securityholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Company and the Agent as to the facts surrounding such transfer in the Form of Exhibit D hereto. Except in the case of a transfer of

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



Securities to a transferee referred to in the preceding clause (i), a transfer to an Affiliate of the Agent or of a Holder, or, in general, a transfer that is to be made after two years from the Issuance Date, the Agent shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Agent or the Company).


                                   ARTICLE 3.

                                    Covenants

          SECTION 3.1 Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if by 2:00 p.m. New York time on such date the Agent has received from the Company or the Paying Agent in immediately available funds money sufficient to pay all principal, interest, premiums and any other amounts then due. The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          SECTION 3.2 SEC Reports. The Company shall file with the SEC and provide the Agent and Securityholders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the time specified for the filing of such information, documents and reports under such Sections.

          SECTION 3.3 Limitation on Indebtedness. The Company shall not incur, directly or indirectly, any Indebtedness if, on the date of such incurrence and after giving effect thereto, the Consolidated Leverage Ratio exceeds 2.0 to 1.0.

          SECTION 3.4 Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries. The Company shall not permit any Restricted Subsidiary to incur, directly or indirectly, any Indebtedness or Preferred Stock except:

          (a) Permitted Warehouse Indebtedness and Class B Indebtedness;

          (b) Indebtedness or Preferred Stock issued to and held by the Company or a Consolidated Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Consolidated Restricted Subsidiary ceasing to be a Consolidated Restricted Subsidiary or any subsequent transfer of such Indebtedness or Preferred Stock (other than to the Company or a Consolidated Restricted Subsidiary) shall be deemed, in each case, to constitute the issuance of such Indebtedness or Preferred Stock by the issuer thereof;

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          (c) Indebtedness or Preferred Stock of a Subsidiary incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness or Preferred Stock incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company); provided, however, that on the date of such acquisition and after giving effect thereto, the Company would have been able to incur at least $1.00 of Indebtedness pursuant to Section 3.03(a).

          (d) Refinancing Indebtedness incurred in respect of Indebtedness referred to in clause (c) of this Section 3.04 or this clause (d); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary described in clause (c) of this Section 3.04, such Refinancing Indebtedness shall be incurred only by such Subsidiary.

          SECTION 3.5 Limitation on Restricted Payments. (a) The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted Payment or immediately thereafter: (i) a Default shall have occurred and be continuing (or would result therefrom); or
(ii) the Company is not able to incur an additional $1.00 of Indebtedness pursuant to Section 3.03(a) as if such Restricted Payment had been made at the beginning of the four quarter period ending in the quarterly period in which such Restricted Payment is made.

          (b) The provisions of Section 3.05(a) shall not prohibit: (i) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company by the Company (other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees) (except to the extent that a Holder holding registration rights was precluded from participating in the subject sale of Capital Stock despite having elected to do so to the full extent so elected); (ii) the exercise or conversion of an option, warrant or other security convertible or exchangeable for an equity security of a Strategic Alliance Client in connection with a substantially simultaneous sale or other disposition by the Company or a Restricted Subsidiary of such equity security.

          SECTION 3.6 Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company, (b) to make any loans or advances to the Company or (c) transfer any of its property or assets to the Company, except: (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date; (ii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement applicable to

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


such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than an agreement entered into in connection with, or in anticipation of, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date; (iii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to any other agreement contained in any amendment to an agreement referred to in clause (i) or (ii) of this Section 3.06 or this clause (iii); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such agreement or amendment are no less favorable to the Securityholders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in the agreements referred to in clauses (i) or
(ii) of this Section 3.06, as the case may be; (iv) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder; (v) in the case of clause (c) above, restrictions contained in Permitted Liens securing Indebtedness of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and (vi) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition.

          SECTION 3.7 Limitation on Sales of Assets and Subsidiary Stock. In any calendar year, the Company shall not consummate any Asset Disposition in excess of 10% of consolidated total assets at such time, other than in the ordinary course of business and so long as the aggregate amount of such Asset Depositions (on a cumulative basis from the Issue Date) does not exceed 25% of consolidated total assets as of the end of the quarter preceding such Asset Dispositions.

          SECTION 3.8 Limitation on Liens. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur or permit to exist any Lien of any nature whatsoever on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, other than Permitted Liens, without effectively providing that the Securities shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

          SECTION 3.9 Financial Covenants.

          (a) Minimum Consolidated Net Worth. As of the end of each quarter, the Company will have a Consolidated Net Worth of at least $12,000,000, plus (i) 100% of the Net Cash Proceeds to the Company from the sale of Capital Stock, plus (ii) 75% of net income, in each case on a cumulative basis on and after February 1, 1998.

          (b) Minimum Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest. As of the end of each quarter, the Company will have a trailing 12-month ratio of EBITDA to Interest Expense of at least 1.5.

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


          (c) Maximum Average Repossession Ratios. As of the end of each quarter, the Company will have a weighted average Cumulative Repossession Ratio for all securitized Receivables pools of no greater than 27%.

          SECTION 3.10 Further Assurances. The Company will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof.

          SECTION 3.11 Limitation on Investment Company Status. The Company shall not take any action, or otherwise permit to exist any circumstance, that would require the Company to register as an "investment company" under the Investment Company Act of 1940, as amended.

          SECTION 3.12 Compliance Certificate. The Company shall deliver to the Agent within 45 days after the end of each quarter and within 90 days after the end of each fiscal year of the Company an Officers' Certificate demonstrating compliance or noncompliance with respect to the financial covenants contained herein and stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 3.13 Further Instruments and Acts. Upon request of the Agent, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                   ARTICLE 4.

                                Successor Company

          SECTION 4.1 When Company May Merge or Transfer Assets. Subject to
Article 13, the Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of related transactions, all or substantially all its assets to, any Person, unless:

          (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Agent, in form satisfactory to

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


     the Agent, all the obligations of the Company under the Securities , this Indenture, and, if applicable, the Purchase Agreement;

          (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing (including on a pro forma basis);

          (iii) immediately after giving effect to such transaction, the Successor Company would be able to incur an additional $1.00 of Indebtedness pursuant to Section 3.03(a);

          (iv) immediately after giving effect to such transaction, the Successor Company shall have Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction; and

          (v) the Company shall have delivered to the Agent an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a lease of all or substantially all its assets shall not be released from the obligation to pay the principal of and interest on the Securities.

          Notwithstanding the foregoing clauses (ii), (iii) and (iv), any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company.


                                   ARTICLE 5.

                              Defaults and Remedies

          SECTION 5.1 Events of Default. An "Event of Default" occurs if:

          (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 5 Business Days;

          (2) the Company (i) defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon declaration or otherwise, or (ii) fails to purchase Securities when required

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


     pursuant to this Indenture or the Securities;

          (3) the Company fails to comply with Section 3.04, 3.05, 3.06, 3.07, 3.08, 3.09(b) or (c), 3.12, or 4.01;

          (4) the Company fails to comply with any of its covenants or agreements in the Securities, this Indenture (other than those referred to in (1), (2) or (3) above) and such failure continues for 30 days after the occurrence thereof;

          (5) Indebtedness of the Company or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the aggregate amount of all such unpaid or accelerated Indebtedness exceeds $1,000,000 or its foreign currency equivalent at the time;

          (6) the Company within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case;

               (B) is dissolved (other than pursuant to a consolidation, a malgamation or merger);

               (C) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

               (D) has a resolution passed for its winding-up, reorganization or liquidation (other than pursuant to a consolidation, amalgamation or merger);

               (E) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

               (F) consents to the entry of an order for relief against it in an involuntary case;

               (G) seeks to consents to the appointment of a Custodian of it or for substantially all of its assets; or

               (H) makes a general assignment, arrangement or composition with, or for the benefit of, its creditors;

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


          or takes any comparable action under any foreign laws relating to insolvency;

          (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case;

               (B) appoints a Custodian of the Company or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company; or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

          (8) any judgments or decrees for the payment of money in excess of $1,000,000 in the aggregate (for all such judgments and decrees) or its foreign currency equivalent at the time is entered against the Company or any Significant Subsidiary and is not discharged or satisfied and there is a period of 45 days following the entry of such judgment or decree during which such judgment or decree is not discharged, satisfied, waived or the execution thereof stayed; or

          (9) if the Agent or any Affiliate of the Agent is a Securityholder, the material breach of any representation, warranty or covenant of the Company contained in or the occurrence of a default by the Company under, the Purchase Agreement, and if such breach or default is susceptible of cure and the Company is pursuing, and continues to pursue, such cure to the Agent's reasonable satisfaction, such breach or default remains uncured for 30 days after its occurrence.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, Agent, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          The Company shall deliver to the Agent, promptly, and in any event within 5 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Default, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 5.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 5.01(6) or (7) with respect to the Company) occurs

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


and is continuing, the Agent by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice to the Company and the Agent, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 5.01(6) or (7) with respect to the Company occurs and is continuing, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Agent or any Securityholders. The Agent or the Holders of a majority in principal amount of the Securities by notice to the Agent may in their sole discretion rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 5.3 Other Remedies. If an Event of Default occurs and is continuing, the Agent may pursue any available remedy to collect the payment of principal of or interest on and any other amounts due under the Securities or to enforce the performance of any provision of the Securities or this Indenture, including remedies available under the Uniform Commercial Code.

          The Agent may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Agent or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 5.4 Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities by notice to the Agent may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security or (ii) a Default in respect of a provision that under Section 8.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 5.5 Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Agent or of exercising any power conferred on the Agent. However, the Agent may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 6.01, that the Agent determines is unduly prejudicial to the rights of other Securityholders or would involve the Agent in personal liability; provided, however, that the Agent may take any other action deemed proper by the Agent that is not inconsistent with such direction. Prior to taking any action hereunder, the Agent shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 5.6 Limitation on Suits. A Securityholder may not

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

pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Agent written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Agent to pursue the remedy;

          (3) such Holder or Holders offer to the Agent reasonable security or indemnity against any loss, liability or expense;

          (4) the Agent does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the Securities do not give the Agent a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 5.7 Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on and any other amounts due under the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 5.8 Collection Suit by Agent. If an Event of Default occurs and is continuing, the Agent may recover judgment in its own name and on behalf of the Holders against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 6.07.

          SECTION 5.9 Agent May File Proofs of Claim. The Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Agent and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Holders, to pay to the Agent any amount due it for the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and its counsel, and any other amounts due the Agent under Section 6.06.

          SECTION 5.10 Priorities. If the Agent collects any money or property pursuant to this Article 5, it shall pay out the money or property in the following order:

          FIRST: to the Agent for amounts due under Section 6.07;

          SECOND: to Securityholders for amounts due and unpaid on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

          THIRD: after all amounts due under the Securities have indefeasibly been paid in full to the Holders, to the Company.

          The Agent may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Agent a notice that states the record date, the payment date and amount to be paid.

          SECTION 5.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Agent for any action taken or omitted by it as Agent, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Agent or by a Holder against the Company,

          SECTION 5.12 Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Agent or to any Holder, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE 6.

                                      Agent

          SECTION 6.1 Duties of Agent. (a) If an Event of Default has occurred and is continuing, the Agent shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as the Agent would exercise or use under the circumstances in the conduct of the Agent's own affairs.

          (b) Except during the continuance of an Event of Default:

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


          (1) the Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Agent; and

          (2) in the absence of bad faith on its part, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Indenture. However, the Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Agent may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own wilful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Agent shall not be liable for any error of judgment made in good faith unless it is proved that the Agent was grossly negligent in ascertaining the pertinent facts; and

          (3) the Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

          (d) Every provision of this Indenture that in any way relates to the Agent is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Agent shall not be liable for interest on any money received by it.

          (f) Money held in trust by the Agent need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

                  SECTION 6.2 Rights of Agent. (a) The Agent may rely on any

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


document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Agent need not investigate any fact or matter stated in the document.

          (b) Before the Agent acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Agent shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Agent may act through agents or employees.

          (d) The Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Agent's conduct does not constitute wilful misconduct or gross negligence.

          (e) The Agent may consult with counsel with respect to legal matters relating to this Indenture and the Securities shall be fully and completely protected from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          SECTION 6.3 Individual Rights of Agent. The Agent in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Agent. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Agent must comply with Section 6.09.

          SECTION 6.4 Agent's Disclaimer. The Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Agent's certificate of authentication.

          SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if the Agent receives written notice thereof, the Agent shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to purchase provisions of such Security, if any), the Agent may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 6.6 Compensation and Indemnity. If neither the Agent nor any of its Affiliates is a Securityholder, the Company shall pay to the Agent from time to time reasonable compensation for its services. The Company shall reimburse the Agent upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services in connection with its performance of its duties under this Indenture. Such expenses shall

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


include the reasonable compensation and expenses, disbursements and advances of the Agent's agents, counsel, accountants and experts. The Company shall indemnify the Agent against any and all loss, liability or reasonable expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this agreement and the performance of its duties hereunder. The Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Agent may have separate counsel but the fees and expenses of such counsel shall be at the expense of the Agent unless (i) the employment of such counsel shall have been authorized in writing by the Company, (ii) the Company shall not have employed counsel to have charge of the defense of such action within 10 days after notice of commencement of the action, or (iii) the Agent shall have reasonably concluded that there may be defenses available to it which are different from or additional to the those available to the Company, in any of which events such fees and expenses shall be paid by the Company. The Company shall not be liable for any settlement of any claim or action except with its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss, liability or expense to the extent incurred by the Agent through the Agent's own wilful misconduct, negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Agent shall have a lien prior to the Securities on all money or property held or collected by the Agent other than money or property held in trust to pay amounts due under particular Securities.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Agent incurs expenses after the occurrence of a Default specified in Section 5.01(6) or (7) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 6.7 Replacement of Agent. The Agent may resign at any time by so notifying the Company. If the Agent fails to discharge its obligations hereunder despite at least 60 days written notice from (or on behalf of) the Holders of a majority in principal amount of the Securities, such Holders may remove the Agent by so notifying the Agent and the Company, and such Holders may appoint a successor Agent. The Company shall remove the Agent if:

          (1) the Agent fails to comply with Section 6.09;

          (2) the Agent is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Agent or its property; or

          (4) the Agent otherwise becomes incapable of acting.

          If the Agent resigns, is removed by the Company or by the Holders of a

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


majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Agent, or if a vacancy exists in the office of Agent for any reason (the Agent in such event being referred to herein as the retiring Agent), the Company shall promptly appoint a successor Agent.

          A successor Agent shall deliver a written acceptance of its appointment to the retiring Agent and to the Company. Thereupon the resignation or removal of the retiring Agent shall become effective, and the successor Agent shall have all the rights, powers and duties of the Agent under this Indenture. The successor Agent shall mail a notice of its succession to Securityholders. The retiring Agent shall promptly transfer all property held by it as Agent to the successor Agent, subject to the lien provided for in Section 6.07.

          If a successor Agent does not take office within 60 days after the retiring Agent resigns or is removed, the retiring Agent or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Agent.

          If the Agent fails to comply with Section 6.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

          Notwithstanding the replacement of the Agent pursuant to this Section, the Company's obligations under Section 6.06 shall continue for the benefit of the retiring Agent.

          SECTION 6.8 Successor Agent by Merger. If the Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Agent.

          SECTION 6.9 Eligibility; Disqualification. The Agent shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition.


                                   ARTICLE 7.

                             Discharge of Indenture

          SECTION 7.1 Discharge of Liability on Securities. (a) When all outstanding Securities have become due and payable and the Company irrevocably and indefeasibly deposits with the Agent immediately available funds sufficient to pay at maturity all outstanding Securities, including interest thereon to maturity and any applicable premiums and other amounts due thereunder and payable hereunder by the Company, then this Indenture shall, subject to Section 7.01(b), cease to be of further effect. After such irrevocable and indefeasible payment, the Agent shall acknowledge satisfaction and discharge of this Indenture, other than those surviving obligations set

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


forth in Section 7.01(b), on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

          (b) Notwithstanding clause (a) above, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 6.06 and 6.07 and this Article 7 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 6.06, 7.04 and 7.05 shall survive.

          SECTION 7.2 Repayment to Company. The Agent and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law and the right of the Agent to publish or mail notice to Securityholders prior to making such payment to the Company, the Agent and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.


                                   ARTICLE 8.

                        Optional Conversion of Securities

          SECTION 8.1 Optional Conversion Privilege and Conversion Price.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Series B Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof (without premium), or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of voting, or at the Holder's option, nonvoting Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right commences on and after July 31, 1998 and shall expire upon the indefeasible repayment in full of the Series B Securities. For the purposes hereof, any amounts required to be paid by a Holder to the holder of Senior Indebtedness pursuant to Article 9 hereof shall nevertheless be deemed to remain outstanding under the Series B Securities unless and until subsequently repaid or reimbursed to such Holder. In case a Series B Security or portion thereof is called for redemption, such conversion right in respect of the Series B Security or portion so called shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption (or the Holder is not indefeasibly entitled to retain such payment).

          The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $3.30 per share of

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


Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4), (7) and (8) of Section 8.04.

          SECTION 8.2 Exercise of Optional Conversion Privilege.

          In order to exercise the conversion privilege, the Holder of any Series B Security to be converted shall surrender such Series B Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Series B Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

          Series B Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Series B Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Series B Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 8.03.

          In the case of any Series B Security which is converted in part only, upon such conversion the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Series B Security or Series B Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Series B Security.

          SECTION 8.3 Fractions of Shares.

          No fractional shares of Common Stock shall be issued upon conversion of Series B Securities. If more than one Series B Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Series B Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Series B Security or Series B Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

          SECTION 8.4 Adjustment of Conversion Price.

               (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common


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


          Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (2) In case the Company shall issue or sell to any Person shares of Common Stock or rights or warrants entitling such Person to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants (or, in the case of rights or warrants not exercisable until the occurrence of a contingent event other than the passage of time or other event that is certain to occur, on the date that such contingent event occurs), the conversion price in effect at the opening of business on the day following the date fixed for such determination or the date such contingent event occurs, as the case may be, shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination or the date such contingent event occurs, as the case may be, plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination or the date such contingent event occurs, as the case may be, plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination or the date such contingent event occurs, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of


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


          Common Stock held in the treasury of the Company.

               (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to inn paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined in good faith by the Board of Directors, whose determination shall be supported by a fairness opinion by a nationally recognized investment banking firm and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

               (5) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 8.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such


                                       36



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


          reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to the "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

               (6) For the purpose of any computation under paragraphs (2) and
          (4) of this Section, the current market price per share of Common Stock on any date (the "Current Market Price") shall be deemed to be the average of the daily closing prices per share of the Company's Common Stock for the 30 consecutive trading days immediately before the day in question; provided, however, that in the case of (i) a primary underwritten public offering at a price in excess of the then current conversion price, the Current Market Price shall be deemed the price to the underwriter set forth in the prospectus, and (ii) stock options issued to employees and directors pursuant to a plan adopted by the Company's Board of Directors, the Current Market Price shall be the exercise price of such options. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or stock market if the Common Stock is not listed or admitted to trading on any national securities exchange or stock market, the average of the closing bid and asked prices in the over-the-counter market as reported by NASDAQ or, if not quoted by NASDAQ on such day, as furnished by any registered broker/dealer selected for that purpose.

               (7) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1),(2),(3) and (4) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

               (8) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          SECTION 8.5 Notice of Adjustments of Conversion Price.

          Whenever the conversion price is adjusted as herein provided:

               (a) the Company shall compute the adjusted conversion price in


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


          accordance with Section 8.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Agent) at each office or agency maintained for the purpose of conversion of Series B Securities; and

               (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

          SECTION 8.6 Notice of Certain Corporate Action.

               In case:

               (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings; or

               (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Agent and at each office or agency maintained for the purpose of conversion of Series B Securities, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.


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


          SECTION 8.7 Company to Reserve Common Stock.

          The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued non-voting and voting Common Stock, for the purpose of effecting the conversion of Series B Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Series B Securities.

          SECTION 8.8 Taxes on Conversions.

          The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series B Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Series B Security or Series B Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 8.9 Covenant as to Common Stock; Accounting Treatment of Consideration.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Series B Securities will upon issue by fully paid and nonassessable and, except as provided in Section 8.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

          The Company covenants that, upon conversion of Series B Securities as herein provided, there will be credited to Common Stock par capital from the consideration for which the shares of Common Stock issuable upon such conversion are issued an amount per share of Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Company's certificate of incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant the net proceeds received by the Company from the issuance and sale of the Series B Securities converted, less any cash paid in respect of fractional share interests upon such conversion, shall be deemed to be the amount of consideration for which the shares of Common Stock issuable upon such conversion are issued.

          SECTION 8.10 Cancellation of Converted Series B Securities.

          All Series B Securities delivered for conversion shall be delivered to the Company to be canceled.

          SECTION 8.11 Provisions in Case of Consolidation, Merger or Sale of Assets.



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


          In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Agent a supplemental indenture providing that the Holder of each Series B Security then outstanding shall have the right thereafter, during t he period such Series B Security shall be convertible as specified in Section 8.01, to convert such Series B Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company in which such Series B Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

          SECTION 8.12 Registration and Listing of Shares.

          The Company covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of Series B Securities hereunder, require registration with or approval of any governmental authority under any Federal, State or District of Columbia law before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock of the Company is listed on the NASDAQ Stock Market or any national securities exchange, the Company will, if permitted by the rules of NASDAQ or such exchange, list and keep listed on such exchange,, upon official notice of issuance, all shares of Common Stock issuable upon conversion of Series B Securities.


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


          SECTION 8.13. Agent and Conversion Agents Not Liable.

          Neither the Agent nor any conversion agent shall at any time be under any duty or responsibility to any Holder or Series B Securities to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Agent nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or cash or other property which may at any time be issued or delivered upon the conversion of any Series B Security, or makes any representation with respect thereto. Neither the Agent nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Series B Security for the purpose of conversion, or subject to Section 6.01, to comply with any of the covenants of the Company contained in this Article Eight.

          SECTION 8.14. Regulatory Restrictions.

          (a) No Holder of Series B Securities which is a bank holding company or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire voting Common Stock, if, after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities of the Company. Notwithstanding the foregoing, shares of Common Stock may otherwise be acquired or held by the Initial Purchaser or any other Bank Affiliate which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and, to the extent not inconsistent with the Bank Holding Company Act, shares of Common Stock may be acquired in the event that:

             (i) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation the Bank Affiliate would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation; or

             (ii) the Common Stock issuable upon conversion of the Series B Securities is covered by an effective registration statement.

          (b) Small Business Act. No Person which is a Small Business Investment Company, as defined in the Small Business Act, shall exercise "put" rights as a holder of Series B Securities, hereunder if the exercise thereof shall violate any of the rules or regulations of the Small Business Act.

          (c) Statement of Compliance. For purposes of this Indenture, a written statement of the Initial Purchaser or any of its Affiliates acquiring Common Stock, or


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


exercising "put" or conversion rights with respect to Series B Securities, delivered to the Company upon acquisition of any shares of Common Stock or delivery of any conversion notice, to the effect that the Initial Purchaser or such Affiliate, as the case may be, is legally entitled to exercise its rights to purchase securities of the Company and that such exercise will not violate or contravene any law or regulation or any judgment, decree or order of any governmental authority then applicable to the Initial Purchaser or such Affiliate, as the case may be, shall be conclusive and binding upon the Company and shall absolutely obligate and bind the Company to deliver, in accordance with the other terms and provisions hereof, certificates or other appropriate instruments representing the securities so purchased.


                                   ARTICLE 9.

                           Subordination of Securities

          SECTION 9.1 Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security by this acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness permitted to be incurred pursuant to the terms of this Indenture.

          SECTION 9.2 Payment Over of Proceeds Upon Dissolution, Etc.

          Upon any distribution of assets of the Company in the event (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section the Agent or the Holder of any Security shall have received any payment or distribution of


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


assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Agent, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment the payment of which is for by a plan or reorganization or readjustment the payments of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this
Section if the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

          SECTION 9.3 Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

          In the event that any Securities are declared due and payable before their Stated Maturity due to the occurrence of an Event of Default, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of or interest on the Securities or on account of the purchase or other acquisition of Securities.

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


          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Agent or the Holder of any Securities prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Agent or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

          SECTION 9.4 No Payment When Senior Indebtedness in Default.

          (a) In the event and during the continuation of any default in the payments of principal of or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and the holders of such Senior Indebtedness (or an agent on behalf of the holders thereof) have declared such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of principal of or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, (i) that on and after the 90th day after such default on Senior Indebtedness, payments hereunder to Securityholders may resume; (ii) nothing herein shall prevent or delay the Agent or Holders, as the case may be, from commencing the exercise of their legal rights and remedies arising from any Event of Default; and (iii) there may not be more than two payment blockages hereunder during any 12 month period.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Agent or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Agent or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

          SECTION 9.5 Payment Permitted if No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 5.01(6) or (7) or under the conditions described in Section 9.03 or 9.04, from making payments at any time of principal of

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


or interest on the Securities, or (b) the application by the Agent or the indefeasible retention thereof by the Holders of any money deposited with it hereunder to the payment of or on account of the principal of or interest on or any other amounts under the Securities if, at the time of such application, the Agent did not have knowledge that such payment would have been prohibited by the provisions of this Article.

          SECTION 9.6 Subrogation to Rights of Holders of Senior Indebtedness.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distribution made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments or distribution of cash, property or securities applicable to the Senior Indebtedness (and any and all collateral therefor) until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Agent, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be payment or distribution by the Company to or on account of Senior Indebtedness.

          SECTION 9.7 Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms and which subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company, or is intended to or shall affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Agent or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Agent or such Holder.

          SECTION 9.8 Agent to Effectuate Subordination.

          Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Agent on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoint the Agent his attorney-in-fact for any and all such purposes.

          SECTION 9.9 No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Agent or the Holders of the Securities without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior indebtedness, do any one or more of the following: (i) change the manner place or terms of payment or extend the time of payments of, or renew or alter Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          SECTION 9.10 Notice to Agent.

          The Company shall give prompt written notice to the Agent of any fact known to the Company which would prohibit the making of any payment to or by the Agent in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Agent shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Agent in respect of the Securities, unless and until the Agent shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any agent therefor; and, prior to the receipt of any such written notice the Agent, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Agent shall not have received, at least five Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), the notice with respect to such money provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Agent shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

          Subject to the provisions of Section 6.01, the Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or an agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or an agent on behalf of any such holder). In the event that the Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Agent may request such Person to furnish evidence to the reasonable satisfaction of the Agent as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Agent may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 9.11 Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Agent, subject to the provisions of Section 6.01, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the Agent in bankruptcy, liquidating Agent, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Agent or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          SECTION 9.12 Agent Not Fiduciary for Holders of Senior Indebtedness.

          The Agent shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders or Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          SECTION 9.13 Rights of Agent as Holder of Senior Indebtedness; Preservation of Agent's Rights.

          The Agent in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Agent of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Agent under or pursuant to Section 6.06.

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


          SECTION 9.14 Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Agent shall have been appointed by the Company and be then acting hereunder, the term "Agent" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent, within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Agent; provided, however, that Section
9.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          SECTION 9.15 Certain Conversions Deemed Payment.

          For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Eight shall not be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than cash paid in lieu of fractional shares and other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Securities are subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.


                                   ARTICLE 10.

                                   Amendments

          SECTION 10.1 Without Consent of Holders. The Company, when authorized by a resolution of its Board of Directors, and the Agent may amend this Indenture or the Securities without notice to or consent of any Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article 4;

          (3) to add guarantees with respect to the Securities or to secure the Securities;

          (4) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

          (5) to make any change that does not adversely affect the rights of any Securityholder.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 10.2 With Consent of Holders. The Company, when authorized by a resolution of its Board of Directors, and the Agent may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities. However, without the consent of each Securityholder affected, an amendment may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of or extend the time for payment of interest on any Security;

          (3) reduce the principal of or extend the Stated Maturity of any Security;

          (4) make any Security payable in money other than that stated in the Security; or

          (5) make any change in Section 5.04 or 5.07 or the second sentence of this Section.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 10.3 Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Agent receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

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


          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 10.4 Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Agent may require the Holder of the Security to deliver it to the Agent. The Agent may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Agent so determines, the Company in exchange for the Security shall issue new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 10.5 Agent To Sign Amendments. The Agent shall sign any amendment authorized pursuant to this Article 10 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Agent. If it does, the Agent may but need not sign it. In signing such amendment the Agent shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          SECTION 10.6 Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                   ARTICLE 11.

                                  Miscellaneous

          SECTION 11.1 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, overnight delivery by a nationally recognized overnight delivery service, or sent by facsimile transmission addressed as follows:

          if  to the Company:      301 Congress Avenue  9th Floor
                                   Austin, Texas 78701

                                   Attn:  Chairman

          if to the Agent:         BankBoston, N.A.
                                   100 Federal Street
                                   Boston, Massachusetts 02110
                                   Attn:  Deirdre Holland (MS01-10-08)
                                   Fax:  617-434-1096

          copy to:                 Riemer & Braunstein
                                   Three Center Plaza
                                   Boston, Massachusetts 02108
                                   Attn:  Ronald Braunstein, Esq.

          if to Initial Holder:    BancBoston Investments, Inc.
                                   175 Federal Street
`                                  Boston, Massachusetts 02110
                                   Attn:   Mary Reilly, Vice President
                                           (MS75-10-01)
                                   Fax:

          The Company or the Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is given in the manner provided above, it is duly given, upon receipt or (a) for mail, three Business Days thereafter, and (b) for overnight delivery on the following Business Day.

          SECTION 11.2 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Agent to take or refrain from taking any action under this Indenture, the Company shall furnish to the Agent:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Agent stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably

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


     satisfactory to the Agent stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 11.3 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          SECTION 11.4 When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Agent shall be protected in relying on any such direction, waiver or consent, only Securities which the Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 11.5 Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York or in Boston, Massachusetts. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 11.6 Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          SECTION 11.7 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based

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


on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 11.8 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Agent in this Indenture shall bind its successors.

          SECTION 11.9 Multiple Originals . The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 11.10 Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.


                                   ARTICLE 12.

                            Redemption of Securities

          SECTION 12.1 Right of Redemption. The Securities may be redeemed, as a whole or from time to time in part, at any time on or after July 1, 1999, at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date.

          SECTION 12.2 Applicability of Article. Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 12.3 Election to Redeem; Notice to Agent. The election of the Company to redeem any Securities pursuant to Section 12.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 20 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Agent), notify the Agent of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Agent such documentation and records as shall enable the Agent to select the Securities to be redeemed.

          SECTION 12.4 Selection by Agent of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 20 days prior to the Redemption Date by the Agent, from the outstanding Securities not previously called for redemption, by such method as the Agent shall deem fair and appropriate (so long as such method is acceptable to the securities exchange or exchanges, if any, on which the Securities are listed) and which may provide for the selection for redemption of portions (equal to $250,000 or any

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


integral multiple of $50,000 in excess thereof) of the principal amount of Securities of a denomination larger than $500,000.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Agent as Outstanding for the purpose of such selection.

          The Agent shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 12.5 Notice of Redemption. Notice of redemption shall be given by the Company first-class mail, postage prepaid, mailed not less than 20 or more than 60 days prior to the Redemption Date, to each Securityholder to be redeemed, at his address appearing in the Security Register. Such notice shall be presumed to have been given when so mailed.

          All notices of redemption shall state:

          (1) the Redemption Date.

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the

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


Company shall be given by the Company (with a copy to the Agent).

          SECTION 12.6 Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with the Agent in immediately available funds an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

          If any Security called for redemption is converted, any money deposited with the Agent for the redemption of such Security shall be paid to the Company upon Company Request.

          SECTION 12.7 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, at the Holder's option, such redemption shall be deemed rescinded or such failure shall constitute an Event of Default hereunder.

          SECTION 12.8 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that with, if the Company or the Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Agent duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Security holder in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE 13.

                           Right to Require Repurchase

          SECTION 13.1 Right to Require Repurchase. In the event that there shall occur a Change in Control of the Company, then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 30 days after the date of such Change in Control at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date.

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


          SECTION 13.2 Notice; Method of Exercising Repurchase Right. (a) On or before the 10th day after the earlier of (i) Change in Control or (ii) the reaching of a definitive agreement with respect to the occurrence of a Change in Control, the Company, or at the request of the Company, the Agent (in the name and at the expense of the Company), shall give notice of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall also deliver a copy of such notice of a repurchase right to the Agent and the Company shall deliver in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security.

          SECTION 13.3 Deposit of Repurchase Price. Prior to the Repurchase Date, the Company shall deposit with the Agent in immediately available funds an amount of money sufficient to pay the Repurchase Price of the Securities which are to be repaid on the Repurchase Date.

          SECTION 13.4 Securities Not Repaid on Repurchase Date. If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the default rate borne by the Security, and an Event of Default shall be deemed to have occurred hereunder.

          SECTION 13.5 Securities Repurchased in Part. Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that (with, if the Company or the Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Agent duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                AUTOBOND ACCEPTANCE CORPORATION


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:




                                BANKBOSTON, N.A.


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:

                                                                  Execution Copy



================================================================================



                         AUTOBOND ACCEPTANCE CORPORATION

                     15% Senior Subordinated Notes Due 2001

                   15% Convertible Subordinated Notes Due 2001


                             -----------------------


                                    INDENTURE

                          Dated as of January 30, 1998


                             -----------------------


                                BANKBOSTON, N.A.,

                                      Agent



================================================================================

                                TABLE OF CONTENTS

                                                                     Page

                               ARTICLE 1.
                    Definitions and Incorporation by Reference........1

SECTION 1.01  Definitions ............................................1
SECTION 1.02  Other Definitions .....................................15
SECTION 1.03  Rules of Construction .................................15

                               ARTICLE 2.
                    The Securities...................................16

SECTION 2.01  Form and Dating .......................................16
SECTION 2.02  Execution and Authentication ..........................16
SECTION 2.03  Registrar and Paying Agent ............................16
SECTION 2.04  Paying Agent ..........................................17
SECTION 2.05  Securityholder Lists ..................................17
SECTION 2.06  Transfer and Exchange .................................17
SECTION 2.07  Replacement Securities ................................17
SECTION 2.08  Outstanding Securities ................................18
SECTION 2.09  Temporary Securities ..................................18
SECTION 2.10  Cancellation ..........................................18
SECTION 2.11  Defaulted Interest ....................................18
SECTION 2.12  Special Transfer Provisions ...........................18

                               ARTICLE 3.
                     Covenants.......................................19

SECTION 3.01  Payment of Securities .................................19
SECTION 3.02  SEC Reports ...........................................19
SECTION 3.03  Limitation on Indebtedness ............................19
SECTION 3.04  Limitation on Indebtedness and Preferred Stock of
              Restricted Subsidiaries................................19
SECTION 3.05  Limitation on Restricted Payments .....................20
SECTION 3.06  Limitation on Restrictions on Distributions from
              Restricted Subsidiaries................................21
SECTION 3.07  Limitation on Sales of Assets and Subsidiary Stock ....21
SECTION 3.08  Limitation on Liens ...................................21
SECTION 3.09  Financial Covenants. ..................................21
SECTION 3.10  Further Assurances. ...................................22
SECTION 3.11  Limitation on Investment Company Status ...............22
SECTION 3.12  Compliance Certificate ................................22
SECTION 3.13  Further Instruments and Acts ..........................22

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


                                   ARTICLE 4.
                    Successor Company................................22

SECTION 4.01  When Company May Merge or Transfer Assets              23

                                   ARTICLE 5.
                    Defaults and Remedies............................23

SECTION 5.01  Events of Default .....................................24
SECTION 5.02  Acceleration ..........................................26
SECTION 5.03  Other Remedies ........................................26
SECTION 5.04  Waiver of Past Defaults ...............................26
SECTION 5.05  Control by Majority ...................................26
SECTION 5.06  Limitation on Suits ...................................27
SECTION 5.07  Rights of Holders To Receive Payment ..................27
SECTION 5.08  Collection Suit by Agent ..............................27
SECTION 5.09  Agent May File Proofs of Claim ........................27
SECTION 5.10  Priorities ............................................28
SECTION 5.11  Undertaking for Costs .................................28
SECTION 5.12  Waiver of Stay or Extension Laws ......................28

                                   ARTICLE 6.
                    Agent............................................29

SECTION 6.01  Duties of Agent .......................................29
SECTION 6.02  Rights of Agent .......................................30
SECTION 6.03  Individual Rights of Agent ............................30
SECTION 6.04  Agent's Disclaimer ....................................30
SECTION 6.05  Notice of Defaults ....................................30
SECTION 6.06  Compensation and Indemnity ............................31
SECTION 6.07  Replacement of Agent ..................................31
SECTION 6.08  Successor Agent by Merger .............................32
SECTION 6.09  Eligibility; Disqualification .........................32

                                   ARTICLE 7.
                    Discharge of Indenture...........................33

SECTION 7.01  Discharge of Liability on Securities ..................33
SECTION 7.02  Repayment to Company ..................................33

                                   ARTICLE 8.
                    Optional Conversion of Securities................33

SECTION 8.01  Optional Conversion Privilege and Conversion Price ....33
SECTION 8.02  Exercise of Optional Conversion Privilege .............34
SECTION 8.03  Fractions of Shares ...................................34
SECTION 8.04  Adjustment of Conversion Price ........................35
SECTION 8.05  Notice of Adjustments of Conversion Price .............38
SECTION 8.06  Notice of Certain Corporate Action ....................38

SECTION 8.07  Company to Reserve Common Stock .......................39
SECTION 8.08  Taxes on Conversions ..................................40
SECTION 8.09  Covenant as to Common Stock; Accounting Treatment
              of Consideration ......................................40
SECTION 8.10  Cancellation of Converted Series B Securities .........40
SECTION 8.11  Provisions in Case of Consolidation, Merger or
              Sale of Assets ........................................40
SECTION 8.12  Registration and Listing of Shares ....................41
SECTION 8.13  Agent and Conversion Agents Not Liable ................41

                                   ARTICLE 9.
                    Subordination of Securities......................43

SECTION 9.01  Securities Subordinate to Senior Indebtedness .........43
SECTION 9.02  Payment Over of Proceeds Upon Dissolution, Etc. .......43
SECTION 9.03  Prior Payment to Senior Indebtedness Upon
              Acceleration of Securities ............................44
SECTION 9.05  Payment Permitted if No Default. ......................45
SECTION 9.06  Subrogation to Rights of Holders of
              Senior Indebtedness ...................................45
SECTION 9.10  Notice to Agent .......................................47

                                   ARTICLE 10.
                    Amendments.......................................49

SECTION 10.01  Without Consent of Holders ...........................49
SECTION 10.02  With Consent of Holders ..............................50
SECTION 10.03  Revocation and Effect of Consents and Waivers ........50
SECTION 10.04  Notation on or Exchange of Securities ................51
SECTION 10.05  Agent To Sign Amendments .............................51
SECTION 10.06  Payment for Consent ..................................51

                                   ARTICLE 11.
                    Miscellaneous....................................51

SECTION 11.01  Notices ..............................................51
SECTION 11.02  Certificate and Opinion as to Conditions Precedent ...52
SECTION 11.03  Statements Required in Certificate or Opinion ........52
SECTION 11.04  When Securities Disregarded ..........................53
SECTION 11.05  Legal Holidays .......................................53
SECTION 11.06  Governing Law ........................................53
SECTION 11.07  No Recourse Against Others ...........................53
SECTION 11.08  Successors ...........................................53
SECTION 11.09  Multiple Originals ...................................54
SECTION 11.10  Table of Contents; Headings ..........................54

                                   ARTICLE 12.
                    Redemption of Securities.........................54

SECTION 12.01  Right of Redemption ..................................54

SECTION 12.02  Applicability of Article ............................54
SECTION 12.03  Election to Redeem; Notice to Agent .................54
SECTION 12.04  Selection by Agent of Securities to Be Redeemed .....54
SECTION 12.05  Notice of Redemption ................................55
SECTION 12.06  Deposit of Redemption Price. ........................55
SECTION 12.07  Securities Payable on Redemption Date ...............56
SECTION 12.08  Securities Redeemed in Part. ........................56

                                   ARTICLE 13.
                    Right to Require Repurchase.....................56

SECTION 13.01  Right to Require Repurchase .........................56
SECTION 13.02  Notice; Method of Exercising Repurchase Right .......56
SECTION 13.03  Deposit of Repurchase Price .........................57
SECTION 13.04  Securities Not Repaid on Repurchase Date ............57
SECTION 13.05  Securities Repurchased in Part ......................57

Exhibit A - Form of Series A Note
Exhibit B - Form of Series B Note
Exhibit C - Form of Transferee Letter
Exhibit D - Form of Investment Letter

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                      15% Senior Subordinated Note due 2001
                   15% Convertible Subordinated Note due 2001

No.        R-1                                                      $  7,500,000
     --------------                                                 ------------

          AutoBond Acceptance Corporation, a corporation duly organized and existing under the laws of Texas (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to); for value received, hereby promises to pay to BancBoston Investments, Inc., or registered assigns, the principal sum of $7,500,000 on January 31, 2001, and to pay interest thereon from January 30, 1998 or from the most recent Interest Payment Date to which interest has been paid, quarterly on February 1, May 1, August 1, and November 1 in each year, commencing May 1, 1998 (and upon the Stated Maturity), in arrears at the rate of 15% per annum (17% after Stated Maturity), until the principal hereof is paid. Payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer in immediately available funds to the Holder. Interest shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30-day months.

          This Security is one of a duly authorized issue of Securities of the Company designated as its 15% Senior Subordinated Notes due 2001 and its 15% Convertible Subordinated Notes due 2001 (herein called the "Securities"), limited in aggregate principal amount to $7,500,000 (subject to increase at the option of the Holder, as provided in the Indenture, up to $10,000,000 aggregate principal amount), issued under an Indenture, dated as of January 30, 1998 (herein called the "Indenture"), between the Company and BankBoston, N.A., as agent (herein called the "Agent", which term includes any successor agent under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Agent, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Optional Conversion. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at such Holder's option, at any time on or before the close of business on January 31, 2001, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert up to $1,215,924.60 in principal amount of this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $3.30 in aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company, accompanied by written notice to the Company that the holder hereof elects to convert this Security and the portion hereof to be converted. Accrued and unpaid interest to the date of conversion will be payable by the Company to the holder. No payment or adjustment is to be made on conversion for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount of securities, cash or other property received per share by a plurality of non-electing shares).

          The Securities are subject to redemption upon not less than 20 days' notice by mail, at any time on or after July 1, 1999, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed during the 3-month period beginning,

                        Date                Redemption Price
                        ----                ----------------
                    July 1, 1999                  105%
                   October 1, 1999                104%
                   January 1, 2000                103%
                     May 1, 2000                  102%
                   August 1, 2000                 101%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date.

          In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, with accrued and unpaid interest being carried forward to the replacement Security as such.

          The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of any Senior Indebtedness of the Company or provision for such payment, whether outstanding at the date of the Indenture or thereafter incurred (to the extent permitted in the Indenture), and each Holder of this Security, by such Holder's acceptance hereof, agrees to and shall be bound by such provisions of the Indenture and authorizes and directs the Agent in such Holder's behalf to take such action as may be necessary or appropriate to effectuate such subordination and appoints the Agent such Holder's attorney-in-fact or any and all such purposes.

          In the event there shall occur any Change in Control (as defined in the Indenture) with respect to the Company, each Holder of Securities shall have the right, at such Holder's option, to require the Company to purchase on the Repurchase Date all or any part of such Holder's Securities at a Repurchase Price equal to the 100% of the principal amount on the Repurchase Date, together with accrued interest to the Repurchase Date and in the manner specified in the Indenture.

          If an Event of Default shall occur and be continuing, the principal of all the Securities and all other amounts due hereunder may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Agent with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency (i.e., U.S. Dollars), herein prescribed or to convert this Security as provided in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by the laws of the State of New York (without reference to choice of law rules) and this Security is subject to that certain Purchase Agreement dated as of January 30, 1998, between the Company and BancBoston Investments, Inc.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:  January 30, 1998


                                      AUTOBOND ACCEPTANCE CORPORATION


                                      By
                                        ------------------------------------
                                        Name:  William O. Winsauer
                                        Title: Chairman

                          [Form of Election to Convert]

To AutoBond Acceptance Corporation:

          The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into shares of Common Stock of AutoBond Acceptance Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Portion of Security to be converted
($1,000 or an integral multiple thereof):

$
 ------------------------------------


                                          --------------------------------------
                                          Signature ( for conversion only) If
                                          shares of Common Stock are to be
                                          issued and registered otherwise than
                                          to the registered Holder named above,
                                          please print or typewrite name and
                                          address, including zip code, and
                                          social security or other taxpayer
                                          identifying number.

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

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